Exhibit 10.1
Certain information in this document identified by brackets has been excluded from this Exhibit because it is both not material and is the type that the registrant treats as private and confidential.
SIXTH OMNIBUS AMENDMENT

    THIS SIXTH OMNIBUS AMENDMENT, dated as of April 20, 2021 (this “Amendment”), by and between MS LOAN NT-I, LLC (“NT-I”), MS LOAN NT-II, LLC (“NT-II”), CLNC CREDIT 1, LLC (“Credit 1”), CLNC CREDIT 2, LLC (“Credit 2”), CLNC CREDIT 1UK, LLC (“Credit 1UK”) and CLNC CREDIT 1EU, LLC (“Credit 1EU”, together with NT-I, NT-II, Credit 1, Credit 2 and Credit 1UK, collectively, “Seller”), CREDIT RE OPERATING COMPANY, LLC, a Delaware limited liability company (“Guarantor”), and MORGAN STANLEY BANK, N.A., a national banking association (“Buyer”) amends that certain Second Amended and Restated Master Repurchase and Securities Contract Agreement, dated April 23, 2019, by and between Buyer and Seller (as the same has been or may be further amended, modified and/or restated from time to time, the “Repurchase Agreement”) and the other Transaction Documents as provided herein. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement.

RECITALS

    WHEREAS, the parties hereto wish to amend and modify the Repurchase Agreement and the other Transaction Documents as provided herein.

    NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendment of Repurchase Agreement.
a.    The definition of “Facility Amount” in Section 2 of the Repurchase Agreement is hereby amended and restated in its entirety as follows:
        “Facility Amount” shall mean $500,000,000 subject to any reduction in accordance with Section 9(b) hereof.
2.    Provided no Event of Default is then continuing, upon written request of Seller and effective upon payment by Seller to Buyer of the Adjusted Upfront Fee (as defined below), the Facility Amount shall be increased by $100,000,000. The “Adjusted Upfront Fee” shall mean an amount equal to the product of (i) [**] multiplied by (ii) $100,000,000 multiplied by (iii) a fraction, the numerator of which is the number of days from the effective date of such increase in the Facility Amount to the Facility Termination Date and the denominator of which is the number of days from the commencement date of the then existing Extension Term to the Facility Termination Date. From and after the effective date of such increase in the Facility Amount, the definition of Facility Amount shall be deemed to be amended and restated in its entirety as follows:

        “Facility Amount” shall mean $600,000,000 subject to any reduction in accordance with Section 9(b) hereof.

2.    Amendment of Transaction Documents. From and after the date hereof, all references in the Repurchase Agreement and the other Transaction Documents to the Repurchase Agreement shall be deemed to refer to the Repurchase Agreement as amended and modified by this Amendment and as same may be further amended, modified and/or restated.
3.    Reaffirmation of Representations and Warranties. Guarantor and Seller each hereby represents and warrants to Buyer that, as of the date hereof, (i) it has the power to execute, deliver and perform its respective obligations under this Amendment, (ii) this Amendment has been duly executed and delivered by it for good and valuable consideration, and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles, (iii) Seller is not in default under the Repurchase Agreement or any of the other Transaction Documents beyond any applicable notice and cure periods, and there are no defenses, offsets or counterclaims against Seller’s obligations under the Repurchase Agreement or the other Transaction Documents, (iv) Guarantor is not in default under the Guaranty beyond any applicable notice and cure periods, and there are no defenses, offsets or counterclaims against its obligations under the Guaranty, and (v) neither the execution and delivery of this Amendment, nor the consummation by it of the transactions contemplated by this Amendment, nor compliance by it with the terms, conditions and provisions of this Amendment will conflict with or result in a breach of any of the terms, conditions or provisions of (A) its organizational documents, (B) any contractual obligation to which it is now a party or the rights under which have been assigned to it or the obligations under which have been assumed by it or to which its assets are subject or constitute a default thereunder, or result thereunder in the creation or imposition of any lien upon any of its assets, other than pursuant to this Amendment, (C) any judgment or order, writ, injunction, decree or demand of any court applicable to it, or (D) any applicable Requirement of Law, in the case of clauses (B)-(D) above, to the extent that such conflict or breach is reasonably likely to result in a Material Adverse Effect. Guarantor hereby represents and warrants to Buyer that all of the representations and warranties set forth in Article III of the Guaranty remain true and correct as of the date hereof.
4.    Counterparts. This Amendment may be executed by each of the parties hereto in any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.
5.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.
6.    Expenses. Seller hereby acknowledges and agrees that Seller shall be responsible for all reasonable out-of-pocket costs and expenses of Buyer in connection with documenting and consummating the modifications contemplated by this Amendment, including, but not limited to, the reasonable fees and expenses of Buyer’s external legal counsel.
7.    Reaffirmation of Guaranty. Guarantor acknowledges and agrees that, except as modified hereby, the Guaranty remains unmodified and in full force and effect and enforceable in accordance with its terms.
8.    Repurchase Agreement, Guaranty and Transaction Documents in Full Force and Effect. Except as expressly amended hereby, Seller and Guarantor acknowledge and agree that all of the terms, covenants and conditions of the Repurchase Agreement and the Transaction Documents remain unmodified and in full force and effect and are hereby ratified and confirmed in all respects.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:
MORGAN STANLEY BANK, N.A.
By: /s/ Anthony Preisano
Name: Anthony Preisano Title: Executive Director

[Signatures continue on the next page]

ACKNOWLEDGED AND AGREED
AS OF THE DATE FIRST SET FORTH ABOVE:

SELLER:

MS LOAN NT-I, LLC,
 a Delaware limited liability company

By: /s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

MS LOAN NT-II, LLC,
 a Delaware limited liability company

By: /s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

CLNC CREDIT 1, LLC,
 a Delaware limited liability company

By: /s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

CLNC CREDIT 2, LLC,
 a Delaware limited liability company

By: /s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

CLNC CREDIT 1EU, LLC,
 a Delaware limited liability company

By: /s/ David A. Palamé
  Name: David A. Palamé
  Title: Vice President

CLNC CREDIT 1UK, LLC,
 a Delaware limited liability company

By: /s/ David A. Palamé
  Name: David A. Palamé
  Title: Vice President

GUARANTOR:

CREDIT RE OPERATING COMPANY, LLC,

By: /s/ David A. Palamé
Name: David A. Palamé
Title: Vice President